EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying report of Gulf West Security Network, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2019 (the “Report”), I, Louis J. Resweber, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adoptedpursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of theCompany.

Date: August 14, 2019	By:	/s/ Louis J. Resweber
Louis J. Resweber
President (Principal Executive Officer)